UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2004

Commission File Number: 0-14820

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

                      Georgia                                                                                       22-2408354
(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

3130 Gateway Drive       P.O. Box 5625       Norcross, Georgia 30091-5625
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code, is (770) 441-2051

Not applicable

(Former name, former address and formal fiscal year,
if changed since last report)

Item 12. Results of Operations and Financial Condition

        Immucor, Inc. (the “Company”) issued a press release on January 7, 2004 announcing the Company’s earnings and certain other results of operations for the fiscal second quarter ended November 30, 2003 and discussing the Company’s outlook for fiscal year 2004. This press release is furnished with this Current Report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated January 7, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:   January 7, 2004                                                               By: /s/ Steven C. Ramsey
                                                                                                            Steven C. Ramsey
                                                                                                            Chief Financial Officer

EXHIBIT INDEX

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated January 7, 2004.